Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income
Net realized gains (losses) on redemptions and sales of gold bullion	$ 6,945
Change in unrealized gains (losses) on gold bullion	(184,975)	763,870
	(178,030)	763,870
Expenses
Management fees (note 8)	16,795	13,824
Bullion storage fees	1,290	1,059
Sales tax	1,096	906
Listing and regulatory filing fees	165	161
Unitholder reporting costs	200	201
Legal fees	97	235
Custodial fees	4	4
Administrative fees	195	203
Audit fees	103	130
Trustee fees	4	5
Independent Review Committee fees	15	14
Net foreign exchange gains (losses)		1
	19,964	16,743
Net income (loss) and comprehensive income (loss)	$ (197,994)	$ 747,127
Weighted average number of units	333,582,565	274,534,061
Increase (decrease) in total equity from operations per Unit	$ (0.59)	$ 2.72